UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________________________________________________________________________________________

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
TRIPLEPOINT VENTURE GROWTH BDC CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TRIPLEPOINT VENTURE GROWTH BDC CORP.
2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
(650) 854-2090
March 7, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company,” “TPVG,” “we,” “us” or “our”), to be held electronically via live webcast on Wednesday, April 30, 2025 at 10:30 a.m., Pacific Time. The live webcast will be accessible over the internet at www.virtualshareholdermeeting.com/TPVG2025.
The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect three directors of the Company; (2) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (3) to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 7, 2025. It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting electronically via the live webcast, we urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote and participation in the governance of the Company is very important to us.

                                Sincerely yours,

                                /s/ James P. Labe
                                James P. Labe
                                Chief Executive Officer and Chairman of the Board

TRIPLEPOINT VENTURE GROWTH BDC CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2025
Notice is hereby given to the holders of shares of common stock, $0.01 par value per share, (the “Stockholders”) of TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company,” “TPVG,” “we,” “us” or “our”) that:
The Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held electronically via live webcast on Wednesday, April 30, 2025 at 10:30 a.m., Pacific Time, to consider and vote on the following proposals:
1. To elect three Class II directors of the Company who will each serve until the 2028 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified;
2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3. To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
The live webcast will be accessible over the Internet at www.virtualshareholdermeeting.com/TPVG2025.
We intend to mail, or otherwise make available, proxy materials relating to the Annual Meeting on or about March 7, 2025, to all stockholders of record entitled to vote at the Annual Meeting. Our Board of Directors has fixed the close of business on March 7, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.
Even if you plan to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or authorize your proxy by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
                                 Sincerely yours,

                                /s/ Sajal K. Srivastava
                                Sajal K. Srivastava
                                Secretary
Menlo Park, California
March 7, 2025

____________________________________________________________________________________________________________

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting and vote your shares electronically via the live webcast if you wish to change your vote.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on April 30, 2025

Our notice of the Annual Meeting, proxy statement, and annual report on Form 10-K for the year ended December 31, 2024 are available on the Internet at www.proxyvote.com.
The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:
•the date, time and location of the meeting;
•a list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;
•any control/identification numbers that you need to access your proxy card; and
•information on how to obtain directions to attend the Annual Meeting electronically via the live webcast.

TRIPLEPOINT VENTURE GROWTH BDC CORP.
2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
(650) 854-2090
PROXY STATEMENT
2025 Annual Meeting of Stockholders
To Be Held on April 30, 2025
This document provides the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company,” “TPVG,” “we,” “us” or “our”), for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), to be held electronically via live webcast on Wednesday, April 30, 2025 at 10:30 a.m., Pacific Time, and at any postponements or adjournments thereof. The live webcast will be accessible over the Internet at www.virtualshareholdermeeting.com/TPVG2025. To participate in the Annual Meeting electronically, you will need the Control Number included on your proxy card.
This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy card are first being released to the Company’s stockholders of record as of the close of business on March 7, 2025 (the “Stockholders”) on or about March 7, 2025. The Company is also making available to all Stockholders its Annual Report on Form 10-K (the “2024 Annual Report”), which includes audited financial statements for the year ended December 31, 2024.
We encourage you to access the Annual Meeting prior to the start time. The live webcast will begin promptly at 10:30 a.m., Pacific Time on April 30, 2025. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. Technical support will be available on the meeting website starting at approximately 10:15 a.m., Pacific Time and will remain available until the Annual Meeting has finished. The virtual meeting platform is fully supported across web browsers and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection if they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting. Please see “How to Participate in the Annual Meeting” below for additional details.
We encourage you to vote your shares, either by voting electronically via the live webcast of the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors and FOR the ratification of the Company’s independent registered public accounting firm. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable rules of the U.S. Securities and Exchange Commission (“SEC”).
Any stockholder “of record” (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company’s Secretary in writing before the Annual Meeting or by voting electronically via the live webcast of the Annual Meeting. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. Any stockholder of record attending the Annual Meeting virtually by live webcast may vote electronically whether or not he or she has previously authorized his or her shares to be voted by proxy.
If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting. If your shares are registered in the name of a bank, brokerage firm or other nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting.
If you want to submit a question during the Annual Meeting, log into the live webcast at www.virtualshareholdermeeting.com/TPVG2025, type your question into the “Ask a Question” field, and click “Submit.”

Only questions submitted via the live webcast that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by Stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same Stockholder. The Company intends to post and answer questions pertinent to the Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints online at the Company’s website at www.tpvg.com. The questions and answers will be available as soon as practicable after the Annual Meeting and will remain available until one week after posting.
PURPOSE OF ANNUAL MEETING
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.To elect three Class II directors of the Company who will each serve until the 2028 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified;
2.To ratify the selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
VOTING SECURITIES
You may vote at the Annual Meeting only if you were a Stockholder of record at the close of business on March 7, 2025 (the “Record Date”) or if you hold a valid proxy from a Stockholder of record as of the Record Date. There were 40,137,371 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding on the Record Date. Each share of Common Stock entitles the holder to cast one vote on each matter properly brought before the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.
QUORUM REQUIRED
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically via the live webcast or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast on the Record Date will constitute a quorum. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
HOW TO PARTICIPATE IN THE ANNUAL MEETING
The Annual Meeting will be conducted virtually, on Wednesday, April 30, 2025 at 10:30 a.m., Pacific Time, via live webcast. Stockholders of record can participate in the Annual Meeting virtually by logging in to www.virtualshareholdermeeting.com/TPVG2025 and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only registered Stockholders as of the Record Date may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
Upon written request from a Stockholder of record as of the Record Date, the Company's legal counsel, Dechert LLP, will stream the webcast live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company's management or the Board will be in attendance at this location. If you wish to attend the Annual Meeting via webcast at the Washington, DC offices of Dechert LLP, please submit a written request to TriplePoint Venture Growth BDC Corp., Attention: Corporate Secretary, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, to be received no later than April 23, 2025. Your written request must include your name as a stockholder of record and the number of shares of the Company’s common stock you held as of the Record Date.
Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting webcast.
Please be advised that the location, means, or other details of attending the webcast of the Annual Meeting at Dechert LLP's Washington, DC offices may change, including for reasons due to health and travel concerns of the Company’s stockholders and recommendations from public health officials. In the event of such a change, and if a stockholder of record has requested to attend the meeting via webcast at Dechert LLP's Washington, DC offices, the Company will issue a press release announcing the change and file the announcement on the SEC's EDGAR system, along with other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials. The Company plans to announce these changes, if any, at www.tpvg.com, and encourages you to check the “Investor Relations” and “News” sections of this website prior to the Annual Meeting if you plan to attend the webcast at the Washington, DC offices of Dechert LLP.

VOTES REQUIRED
Proposal 1 — Election of Directors
The nominee directors will be elected by the affirmative vote of a plurality of the votes cast in the election of such directors. If you instruct your proxy to “withhold authority” with respect to either nominee director, your votes will not be cast with respect to the person indicated. Because the nominee directors are elected by a plurality of the votes cast, an instruction to “withhold authority” will have no effect on the outcome of the vote. In addition, for purposes of the election of directors, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Proposal 2 — Ratification of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
Routine and Non-Routine Proposals and Broker Non-Votes
If a Stockholder does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the Stockholder’s shares on non-routine proposals.
Proposal 1, the election of three Class II directors of the Company who will each serve until the 2028 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified, is considered a non-routine matter under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have, or chooses not to exercise, discretionary authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposal 1.
For purposes of Proposal 1, broker non-votes will have no effect on the result of the vote.
Proposal 2, the ratification of the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is considered a routine matter under applicable rules. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.
Adjournment and Additional Solicitation
If there appear to be insufficient votes to obtain a quorum at the Annual Meeting, the chairman of the meeting or the Stockholders who are represented in person (electronically via the live webcast) or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Sajal K. Srivastava and James P. Labe are the persons named as proxies and, if adjournment is submitted to the Stockholders for approval, will vote proxies held by each of them for such adjournment to permit the further solicitation of proxies. Approval of any proposal to adjourn the Annual Meeting submitted to the Stockholders for approval requires the affirmative vote of a majority of the votes cast on the proposal.
A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.
INFORMATION REGARDING THIS SOLICITATION
The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its reasonable expenses in so doing. The Company has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to pay a fee of approximately $85,000 plus reimbursement of out-of-pocket expenses for these services. Please note that Broadridge may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company's proxy tabulation firm.
In addition to the solicitation of proxies by mail, proxies may be solicited from Stockholders in person and/or by telephone, electronic mail, facsimile or other electronic means by directors or officers of the Company and/or officers or employees of TriplePoint Advisers LLC (the “Adviser”), the Company's external investment adviser. The Adviser is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser, as applicable, for such services.

Stockholders may authorize proxies and provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require Stockholders to input their Control Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a Stockholder wishes to participate in the Annual Meeting but does not wish to authorize his, her or its proxy by telephone or Internet, the Stockholder may authorize a proxy by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope or may attend the Annual Meeting via live webcast.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Our directors consist of interested directors and independent directors. An interested director is an “interested person,” as defined in Section 2(a)(19) the 1940 Act, of the Company (the “Interested Directors”), and independent directors are all other directors (the “Independent Directors”).
The following table shows information as of the Record Date, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of our Common Stock, including based on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) each director and director-nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group.
As of the Record Date, 40,137,371 shares of our Common Stock were issued and outstanding. Unless otherwise indicated, we believe that all persons named as beneficial owners of our Common Stock have sole voting power and sole investment power with respect to the shares indicated below as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Name and Address	Shares Owned(1)		Percentage of Common Stock Outstanding(2)
James P. Labe	221,081	(3)	*
Sajal K. Srivastava	284,824		*
Mike L. Wilhelms	—		*
Gilbert E. Ahye	3,000		*
Steven P. Bird	50,000		*
Stephen A. Cassani	6,200		*
Cynthia M. Fornelli	10,939		*
Katherine J. Park	5,000		*
Kimberley H. Vogel	3,834		*
All directors and executive officers as a group (9 persons)	584,878		1.46%
*Represents less than 1.0% of the issued and outstanding shares of our Common Stock as of the Record Date.
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our Common Stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our Common Stock listed in this table.
(2)Based on a total of 40,137,371 shares of Common Stock issued and outstanding on the Record Date.
(3)Includes 250 shares of Common Stock indirectly held in children’s custodian trust accounts, for which Mr. Labe disclaims beneficial ownership except to the extent of his pecuniary interests therein.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2024, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.
DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
Information as to the beneficial ownership listed in the table below is based on information furnished to the Company by the persons listed in the table. We are not part of a “family of investment companies,” as that term is defined under SEC rules. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities in TriplePoint Venture Growth BDC Corp.(1)(2)
Independent Directors
Gilbert E. Ahye	$10,001 - $50,000
Steven P. Bird	Over $100,000
Stephen A. Cassani	$10,001 - $50,000
Cynthia M. Fornelli	$50,001 - $100,000
Katherine J. Park	$10,001 - $50,000
Kimberley H. Vogel	$10,001 - $50,000
Interested Directors
James P. Labe	Over $100,000
Sajal K. Srivastava	Over $100,000
(1)Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)The dollar range of equity securities beneficially owned in us is based on the closing price for our Common Stock of $7.61 on the Record Date on the New York Stock Exchange (“NYSE”). Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), the Board currently has eight members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. After this election, the terms of Class I, Class II and Class III directors will expire in 2027, 2028 and 2026, respectively. Each director will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualified.
A Stockholder can vote “for” or “withhold” authority to vote for, or instruct his, her or its proxy to vote “for” or “withhold” his, her or its vote from, each of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted FOR the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of Gilbert E. Ahye, Steven P. Bird or Kimberley H. Vogel will be unable or unwilling to serve.
THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
Information about the Nominees and Non-Nominee Directors
Certain information with respect to the Class II nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, principal occupations or employment, all positions and offices such person has held with the Company, the period during which he or she has served as a director of the Company and certain other directorships that such person holds.
Each of Gilbert E. Ahye, Steven P. Bird and Kimberley H. Vogel has been nominated for election as a Class II director for a term expiring at the annual meeting of the Company’s stockholders in 2028. None of Gilbert E. Ahye, Steven P. Bird or Kimberley H. Vogel is being proposed for election pursuant to any agreement or understanding between Mr. Ahye, Mr. Bird or Ms. Vogel, on the one hand, and the Company or any other person or entity, on the other hand.

Nominees for Class II Directors – Term Expiring 2028
Mr. Ahye, Mr. Bird and Ms. Vogel are not “interested persons” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Independent Directors
Gilbert E. Ahye – 77	Director	Class II Director since 2013; Current Term Expires 2025	Director at GO Acquisition Corp., a publicly traded special purpose acquisition vehicle (NASDAQ: GOAC) from 2020 to September 2022	2	TriplePoint Private Venture Credit Inc. (“TPVC”), a non-listed BDC; GO Acquisition Corp., a publicly traded special purpose acquisition vehicle (NASDAQ: GOAC)

Steven P. Bird – 70	Director	Class II Director since 2013; Lead Independent Director since 2024; Current Term Expires 2025	Co-founder and General Partner of Focus Ventures from 1997 to 2019	1	None

Kimberley H. Vogel – 57	Director	Class II Director since 2021; Current Term Expires 2025
Director at TriCo Bancshares, a bank holding company (NASDAQ: TCBK) since 2020; Director at Forge Global Holdings, Inc. (NYSE: FRGE), a provider of marketplace infrastructure, data services and technology solutions for private market participants, since March 2022; Director at Forge Europe, a privately held company which provides a global marketplace for private shares in Europe, since January 2024; Instructor in Stanford University’s Continuing Education Program since 2024; President, Co-Founder and director of BaseVenture Investing, Inc., a cloud-based software company, from 2014 to 2019, and Transitional President in 2019
				1
TriCo Bancshares, a bank holding company (NASDAQ: TCBK); Forge Global Holdings, Inc. (NYSE: FRGE), a provider of marketplace infrastructure, data services and technology solutions for private market participants

Class III Directors – Term Expiring 2026 (continuing directors not up for re-election at the Annual Meeting)
Mr. Labe is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer of the Company and his relationship with, and indirect financial interest in, the Adviser, a wholly owned subsidiary of TriplePoint Capital LLC (“TPC”). Ms. Fornelli and Ms. Park are not “interested persons” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Interested Director
James P. Labe – 68	Chief Executive Officer, Chairman of the Board	Class III Director since 2013; Term Expires 2026	Serves as the Co-CEO of TPC; Chief Executive Officer and Chairman of TPVC	2	TPVC, a non-listed BDC
Independent Directors
Cynthia M. Fornelli – 64	Director	Class III Director since 2019; Term Expires 2026	Independent Trustee for the Professionally Managed Portfolios, a mutual fund complex, since January 2022; Independent consultant to the Professionally Managed Portfolios from January 2021 to December 2021; Executive Director of Center for Audit Quality from 2007 to May 2019	2	TPVC, a non-listed BDC; Independent Trustee for the Professionally Managed Portfolios, a mutual fund complex

Katherine J. Park – 50	Director	Class III Director since 2021; Term Expires 2026	Head of Capital Formation and Investor Relations at Hudson Structured Capital Management, Ltd., an alternative asset manager specializing in the re/insurance and transportation sectors since June 2024; Head of Business Development at Andra Capital, a private growth and late-stage investment firm, from November 2022 to January 2024; Head of Business Development at Pagaya Investments, a privately held financial technology company, from November 2021 to November 2022; Managing Director at Grafine Partners, LP, an alternative asset management firm, from September 2020 to October 2021; Managing Director and Head of U.S. Fund and Private Capital at Goldman Sachs Group Inc. from February 2018 to May 2020	1	None

Class I Directors – Term Expiring 2027 (continuing directors not up for re-election at the Annual Meeting)
Mr. Srivastava is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chief Investment Officer, President, Treasurer and Secretary of the Company and his relationship with, and indirect financial interest in, the Adviser, a wholly owned subsidiary of TPC. Mr. Cassani is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Interested Director
Sajal K. Srivastava – 49	Chief Investment Officer, President, Treasurer, Secretary and Director	Class I Director since 2013; Term Expires 2027	Serves as the Co-CEO of TPC; Chief Investment Officer, President, Treasurer, Secretary and Director of TPVC	2	TPVC, a non-listed BDC
Independent Director
Stephen A. Cassani – 58	Director	Class I Director since 2013; Term Expires 2027	Co-founder of Haven Capital Partners since 2009	2	TPVC, a non-listed BDC
(1)The business address of each of our directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
(2)Including the Company.

Information About Each Director’s Experience, Qualifications, Attributes or Skills
Below is additional information about each director and director-nominee (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each person possesses, and which has led our Nominating and Corporate Governance Committee (“NCG Committee”) to conclude that the person should serve on the Board. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including on the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors interact with the Adviser and also may benefit from information provided by the Company’s outside legal counsel. The Company’s outside legal counsel has significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that Such Individuals Should Serve as Directors of the Company
The Board believes that, collectively, the directors have balanced and diverse experiences, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. There is no familial relationship among any of the members of our Board or our executive officers. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
Interested Directors
James P. Labe
The Board benefits from James P. Labe’s business leadership and experience and knowledge of the venture capital lending industry. Mr. Labe has been involved in the venture lending and venture leasing industry for approximately 40 years and played a key role in making venture lending and venture leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, Inc. (“Comdisco”), a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 970 venture capital-backed companies during his tenure. Mr. Labe has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment originations and venture capital relationship management efforts since its inception in 2006. Mr. Labe received a Bachelor of Arts degree from Middlebury College and received an Executive Master of Business Administration degree from the University of Chicago.
Sajal K. Srivastava
Sajal K. Srivastava brings to the Board strong investment, credit and operating leadership experience along with a venture lending, leasing and technology finance background. Mr. Srivastava has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s day-to-day operations, credit and investment analysis, account servicing, portfolio monitoring, and legal and finance groups since co-founding TPC with Mr. Labe. Prior to co-founding TPC, Mr. Srivastava worked with Mr. Labe at Comdisco where he, as head of their Investment and Credit Analyst team, structured, negotiated and managed venture lending and leasing transactions and also managed the diligence and credit analysis team. Before joining Comdisco, Mr. Srivastava was a Financial Analyst with Prudential Securities’ Technology Investment Banking Group. Mr. Srivastava received a Bachelor of Arts degree in Economics from Stanford University and received a Master of Science degree in Engineering Economic Systems and Operations Research from Stanford University.

Independent Directors
Gilbert E. Ahye
Gilbert E. Ahye brings to the Board expertise in accounting and business development. Mr. Ahye also served as a member of the board of directors of GO Acquisition Corp., a publicly traded special purpose acquisition vehicle, from 2020 to September 2022, and served as Vice Chairman of American Express Global Business Travel, a joint venture with American Express and a group of private investors, from September 2014 until 2016. In September 2014, he also became an adviser to the private equity firm Certares. While at American Express for more than 30 years, Mr. Ahye had a longstanding career as a senior executive in finance, business development, investment, and mergers and acquisitions. Mr. Ahye served as the Executive Vice President - Chief Development Officer at American Express from May 2003 through August 2014 where he led the Corporate Development / M&A and Innovation group and was a member of American Express’s Global Management Team. During his time at American Express, Mr. Ahye also served as Chief Financial Officer of the U.S. Consumer Card Business from 1996 to 1999 and Treasurer of International and Domestic Treasury from 1985 to 1988. Prior to joining American Express, Mr. Ahye was head of Capital Budgeting for International Paper Company from 1978 to 1981. From 1977 to 1978, Mr. Ahye served as a Manager at Union Carbide Corporation. From 1971 to 1977, Mr. Ahye served as Senior Auditor at Ernst & Young. Mr. Ahye is a member of both the American and New York State Societies of CPAs. Mr. Ahye also served as an advisor to a payments company in China. Mr. Ahye was named to Black Enterprise Magazine’s 75 Most Powerful Blacks on Wall Street in 2006. Mr. Ahye received a Bachelor of Science degree from Manhattan College, a Master of Business Administration degree from St. John’s University and had a Certified Public Accountant accreditation.
Steven P. Bird
Steven P. Bird brings to the Board a diverse knowledge of business and finance. Mr. Bird is a well-known veteran of the Silicon Valley venture capital community as a result of a twenty-year career working with leading venture capital funds in both venture capital investing as well as venture capital debt financing. Mr. Bird is a co-founder of Focus Ventures and served as a General Partner from its founding in 1997 to 2019. Focus Ventures, which invests in privately held, expansion stage technology companies, has managed over $830 million in assets, and Mr. Bird focused on investments in enterprise software and internet services. Prior to co-founding Focus Ventures, from 1994 to 1996, Mr. Bird was a Managing Director at Comdisco where he was involved with debt and equity capital investments for emerging growth companies. From 1984 to 1992, Mr. Bird was a General Partner at First Century Partners, a venture capital fund affiliated with Smith Barney Inc. From 1992 to 1994, Mr. Bird was a Manager at Bain & Company, a management consulting firm where he worked with companies in the communications, software, and semiconductor industries. From 1977 to 1991, Mr. Bird worked as a Senior Development Engineer in software development at Battelle Northwest Laboratories. Mr. Bird received a Bachelor of Science degree from Stanford University, a Master of Science in Mechanical Engineering degree from Stanford University and a Master of Business Administration degree from the Stanford Graduate School of Business.
Stephen A. Cassani
Stephen A. Cassani brings to the Board a diverse knowledge of business, finance and capital markets. Mr. Cassani has had a long-standing career of over thirty years in investment banking and finance relating to growth stage venture capital and private equity-backed companies and in real estate. Mr. Cassani is a co-founder of Haven Capital Partners, a real estate investment, development and management company founded in 2009. At Haven Capital Partners, Mr. Cassani advises family offices with extensive real estate holdings, overseeing and managing commercial development projects, spearheading the finance and capital raising functions, as well as identifying and negotiating new investment opportunities, including in venture capital and private equity. Prior to co-founding Haven Capital Partners, Mr. Cassani spent most of his career in investment banking, most recently serving as a Managing Director at Citigroup Global Markets, where from 2001 to 2008 he led the firm’s West Coast private capital markets business focusing primarily on expansion and growth stage venture capital and private equity backed companies. From 2000 to 2001, Mr. Cassani served as Vice President of Client Management for Brand3, a venture-backed software company. From 1996 to 2000, Mr. Cassani was a Principal in the investment banking group at Montgomery Securities / Banc of America Securities, with a focus on the consumer sector. Prior to that, Mr. Cassani began his investment banking career in the Private Equity Placements Group at Chase Securities, Inc. Mr. Cassani received a Bachelor of Arts degree from the University of California, Berkeley and a Master of Business Administration degree from Columbia Business School.
Cynthia M. Fornelli
Cynthia M. Fornelli brings to the Board a diverse knowledge of accounting, regulatory affairs and capital markets. Ms. Fornelli has served as an Independent Trustee for the Professionally Managed Portfolios (the “PMP”), a mutual fund complex, since January 2022 and previously served as independent consultant to the PMP, from January 2021 to December 2021. In 2007, Ms. Fornelli launched the Center for Audit Quality (the “CAQ”), an autonomous, nonpartisan, and nonprofit public policy advocacy organization dedicated to enhancing investor confidence and public trust in the global capital markets, and served as its Executive Director until May 2019. Prior to launching the CAQ, Ms. Fornelli was a Senior Vice President of Regulatory and Conflicts Management at Bank of America from 2004 to 2006. Between 1999 and 2004, Ms. Fornelli worked at the U.S. Securities and Exchange Commission’s Division of Investment Management including as Deputy Director from 2001 to 2004. Ms. Fornelli is currently a member of the advisory board of a number of organizations and received her Bachelor of Arts degree from Purdue University and her Juris Doctor from The George Washington University.

Katherine J. Park
Katherine J. Park brings to the Board a diverse knowledge of financial technology, alternative asset management and capital markets. Ms. Park is Head of Capital Formation and Investor Relations at Hudson Structured Capital Management, Ltd., a global alternative asset manager specializing in investments in the re/insurance and transportation sectors. She served as a Partner, Head of Business Development, and a member of the Investment Committee at Andra Capital, a private growth and late-stage investment firm, from November 2022 to January 2024, and previously served as the Head of Business Development at Pagaya Investments, a privately held financial technology company, from November 2021 to November 2022. Ms. Park previously served as a Managing Director at Grafine Partners, LP, an alternative asset management firm, from September 2020 to October 2021, and in various roles at Goldman Sachs Group Inc. for approximately 18 years until 2020, most recently as Managing Director and Head of U.S. Fund and Private Capital. Ms. Park also previously worked as a consultant at Bain & Company. Ms. Park holds an AB from Harvard College and an MBA from Harvard Business School.
Kimberley H. Vogel
Kimberley H. Vogel brings to the Board a diverse knowledge of accounting, corporate governance and corporate lending. Ms. Vogel has been a director of TriCo Bancshares (NASDAQ: TCBK), a bank holding company, since February 2020, where she serves as chair of the audit committee, and a member of the compensation and management succession committee and IT/cybersecurity committees. Ms. Vogel is a director of Forge Global, a San Francisco-based provider of marketplace infrastructure, data services and technology solutions for private market participants since March 2022, where she is chair of the audit committee, chair of the compensation committee and a member of the nominating and corporate governance committee. She is also a director of Forge Europe, a private company which provides a global marketplace for private shares in Europe and which is jointly owned by Forge Global Holdings, Inc. (NYSE: FRGE) (“Forge Global”) and Deutsche Borse, since January 2024. She is currently an instructor in the Continuing Studies program at Stanford University. Ms. Vogel was President, Co-Founder and director of BaseVenture Investing, Inc., a cloud-based software company, from 2014 to 2019, serving as Transitional President in 2019 after the company was sold to Fidelity National Information Services (“FIS”). From 2005 to 2014, Ms. Vogel served as Chief Financial Officer at mFoundry Inc., a provider of mobile banking and mobile payment services. FIS purchased mFoundry in 2013. Ms. Vogel holds an MBA from the Harvard Business School and an undergraduate degree in accounting from Saint Mary’s College of California. She is a member of the board of directors of Zachaphie, Inc., a privately held company involved in real estate. Ms. Vogel is currently CFO and an ex-officio director of the Harvard Business School Association of Northern California. Ms. Vogel is a Certified Public Accountant.
Corporate Governance
We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations. Our corporate governance guidelines are available on our website at www.tpvg.com.
Director Independence
NYSE corporate governance rules require that listed companies have a board of directors consisting of a majority of independent directors. On an annual basis, each member of our Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act, the 1940 Act and our corporate governance guidelines. The Board limits membership on the Audit Committee, the NCG Committee, the Valuation Committee, and the Compensation Committee to Independent Directors.
Our Board currently consists of eight members, six of whom are classified under applicable NYSE listing standards as “independent” directors and under Section 2(a)(19) of the 1940 Act as not “interested persons.” Based on these independence standards and the recommendation of the NCG Committee, our Board has affirmatively determined that the following directors are independent:
Gilbert E. Ahye
Steven P. Bird
Stephen A Cassani
Cynthia M. Fornelli
Katherine J. Park
Kimberley H. Vogel
Our Board considers portfolio investments and transactions in which our Independent Directors may have had a direct or indirect interest, including the transactions, if any, described under the heading “Certain Relationships and Related Party Transactions” in evaluating each director’s independence under the 1940 Act and applicable NYSE listing standards, and the Board determined that no such transaction would impact the ability of any Independent Director to exercise independent judgment or impair his or her independence.

The Board’s Role in Risk Oversight
Our Board performs its risk oversight function primarily through (1) its four standing committees, which report to the entire Board and which are comprised solely of Independent Directors, and (2) active monitoring by our Chief Compliance Officer to ensure compliance with the compliance policies and procedures.
As described in more detail under “Committees of the Board of Directors,” the Audit Committee, the NCG Committee, the Valuation Committee and the Compensation Committee assist the Board in fulfilling its risk oversight responsibilities.
The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The NCG Committee is responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Valuation Committee is responsible for aiding the Board in determining the fair value of investments that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments. The Compensation Committee’s risk oversight responsibilities include annually reviewing and recommending to our Board for approval the Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser and the Administration Agreement (the “Administration Agreement”) between the Company and TriplePoint Administrator LLC (the “Administrator”), our administrator and a subsidiary of our Adviser, including review, no less than annually, of the reimbursement by the Company to the Administrator of our allocable portion of the Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.
Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of management reports or presentations that include details regarding the risks the firm faces. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board reviews, on an annual basis, a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its key service providers. The Chief Compliance Officer’s annual report addresses, at a minimum, (a) the operation of the Company’s compliance policies and procedures and those of its key service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject under the 1940 Act as a business development company (“BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally are not permitted to acquire any “non-qualifying asset” for purposes of Section 55 of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets, and we are generally not permitted to co-invest with our affiliates and/or investment funds, accounts and vehicles managed by our affiliates, unless in accordance with the terms of the exemptive order granted by the SEC to us and certain of our affiliates on March 28, 2018 (as amended, the “Exemptive Order”) and subject to certain exceptions.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
The Board’s Composition and Leadership Structure
Our Board monitors and performs an oversight role with respect to the business and affairs of TPVG, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to TPVG. Among other things, our Board approves the appointment of the Adviser and executive officers, reviews and monitors the services and activities performed by the Adviser and executive officers and approves the engagement of, and reviews the performance of, our independent public accounting firm.

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, six of the Company’s eight directors are Independent Directors (and are not “interested persons”). However, James P. Labe, Co-Chief Executive Officer of TPC, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of stockholders for Mr. Labe to lead the Board because of his broad experience with the day-to-day management and operations of other companies and his significant background in venture lending and venture leasing, as described above. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of four standing committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
While the Company currently does not have a policy mandating a Lead Independent Director, the Board has appointed Steven P. Bird to serve as Lead Independent Director. The Lead Independent Director’s duties and responsibilities include, but are not limited to, (i) presiding at executive sessions of the Independent Directors and at meetings of the Board in the absence of the Chair; (ii) calling separate meetings of the Independent Directors, (iii) facilitating discussion and open dialogue among the Independent Directors during meetings of the Board, executive sessions and outside of meetings of the Board, (iv) serving as the principal liaison between the Chair and the Independent Directors, without inhibiting direct communication between them, (v) providing the Chair with feedback and counsel concerning the Chair’s interactions with the Board and (vi) advising/consulting on meeting materials and agendas in advance of Board meetings, and ensuring there is sufficient time for discussion of all agenda items. Under the Company’s Corporate Governance Guidelines, the Lead Independent Director will serve for a term of three years.
The Board reviews matters related to its leadership structure annually. The Board believes that its current leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size and meeting frequency creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our Adviser and the Board.
Board Meetings
During the year ended December 31, 2024, our Board held five Board meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board during the year ended December 31, 2024. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings and encourage directors to attend the Company’s annual meetings of stockholders. All of the then-serving directors attended the 2024 annual meeting of stockholders.
Committees of the Board of Directors
Audit Committee
The members of our Audit Committee are Gilbert E. Ahye, Steven P. Bird, Stephen A. Cassani, Cynthia M. Fornelli, Katherine J. Park and Kimberley H. Vogel, each of whom meets the independence standards established by the SEC and the NYSE for audit committees and is independent for purposes of the 1940 Act. Ms. Vogel serves as Chair of our Audit Committee. Our Board has determined that each of Ms. Vogel and Mr. Ahye is an “audit committee financial expert” under SEC rules. Our Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the year ended December 31, 2024, our Audit Committee met four times. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee has adopted a written Audit Committee Charter that is available on the Company’s website at www.tpvg.com.
Nominating and Corporate Governance Committee
The members of our NCG Committee are Stephen A. Cassani, Gilbert E. Ahye, Steven P. Bird, Cynthia M. Fornelli, Katherine J. Park and Kimberley H. Vogel. Mr. Cassani serves as Chairman of our NCG Committee. Our NCG Committee is responsible for identifying, selecting and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. During the year ended December 31, 2024, our NCG Committee met five times.

The NCG Committee considers stockholder proposals for possible nominees for election as directors when such proposals are submitted in accordance with the notice, information and consent provisions contained in our Bylaws and any other applicable laws, rules or regulations regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including, among other information set forth in our Bylaws, all information relating to the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest (even if an election contest is not involved), or that would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules of the NYSE. See “Submission of Stockholders Proposals” in this Proxy Statement and the relevant provisions of the Bylaws for other requirements regarding submission of stockholder proposals.
Our NCG Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the NCG Committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our Board’s annual-self assessment, the members of our NCG Committee evaluate the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection. The NCG Committee has adopted a written NCG Committee Charter that is available on the Company’s website at www.tpvg.com.
Criteria considered by the NCG Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the NYSE corporate governance rules, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the NCG Committee Charter; and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The NCG Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders.
Valuation Committee
The members of our Valuation Committee are Gilbert E. Ahye, Steven P. Bird, Stephen A. Cassani, Cynthia M. Fornelli, Katherine J. Park and Kimberley H. Vogel. Mr. Ahye serves as Chairman of our Valuation Committee. Our Valuation Committee is responsible for assisting our Board in determining the fair value of investments that are not publicly traded or for which current market values are not readily available. Under our valuation policies, the Board and Valuation Committee generally utilize the services of independent valuation firms to assist them in determining the fair value of these securities. For the fiscal year ended December 31, 2024, our Valuation Committee met four times.
Compensation Committee
The members of our Compensation Committee are Steven P. Bird, Gilbert E. Ahye, Stephen A. Cassani, Cynthia M. Fornelli, Katherine J. Park and Kimberley H. Vogel. Mr. Bird serves as Chairman of our Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers of the Company and for reviewing and recommending to the Board for re-approval on an annual basis, the Advisory Agreement, including the compensation to be paid thereunder. Currently none of the Company’s executive officers are compensated directly by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee is also responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis.
Our Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting our Compensation Committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. Our Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in our best interests. For the year ended December 31, 2024, our Compensation Committee met one time. The Compensation Committee has adopted a written Compensation Committee Charter that is available on the Company’s website at www.tpvg.com.

Executive Sessions and Communication with the Board
The Independent Directors serving on the Board typically meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any persons who serve as part of the Company’s management. These executive sessions of the Board are presided over by the Lead Independent Director.
Stockholders and other interested parties with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025 or by visiting the Company’s website at www.tpvg.com. However, if Stockholders or other interested parties believe that their questions have not been addressed, they may communicate with the Company’s Board, a committee of the Company’s Board, or the Company’s Independent Directors as a group or individually by sending their communications to the applicable addressee, c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. Any such communications may be made anonymously. However, unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of the Secretary, are not required to be forwarded to the directors. Any communications should indicate clearly the director or directors to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate director(s).
Information about Certain Officers Who Are Not Directors
The following information pertains to our Chief Financial Officer and Chief Compliance Officer, neither of whom serves on the Board:

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Mike L. Wilhelms – 55	Chief Financial Officer	Mr. Wilhelms has served as Chief Financial Officer of the Company, the Adviser, TPC and TPVC since January 2025. From 2021 until joining TPC in 2025, Mr. Wilhelms was the Chief Financial Officer of Sabal Capital Holding Company, LLC, the holding company for Sabal Investment Advisors, LLC, and Sabal Investment Holdings, LLC, SEC-registered investment advisers that provide investment management services to institutional investors focused on debt and equity investments. From April 2015 to December 2019, Mr. Wilhelms was employed at Crescent Capital Group LP, a middle-market lending platform and SEC-registered investment adviser, where he served as Chief Financial Officer of their first public fund, Crescent Capital BDC, Inc. Mr. Wilhelms started his career at KPMG in 1993 in the assurance practice, specializing in financial services. Mr. Wilhelms received a B.A. in Business Economics from the University of California Santa Barbara and is a Certified Public Accountant (CPA (inactive)).

Steven M. Levinson – 59	Chief Compliance Officer
Mr. Levinson has served as Chief Compliance Officer of the Company and TPVC since February 2023. He has also served as Chief Compliance Officer of the Adviser since March 2023. Prior to joining TPC, Mr. Levinson was the Chief Compliance Officer of Alcentra NY, LLC, an SEC-registered investment adviser specializing in below investment-grade debt investments, from October 2011 to August 2022. From May 2014 to February 2020, Mr. Levinson also served as Chief Compliance Officer of Alcentra Capital Corporation (NASDAQ: ABDC), a business development company specializing in providing customized financing solutions for middle-market companies. From 2007 until 2011, Mr. Levinson served as Director of Compliance of Stone Tower Capital, an SEC-registered investment adviser specializing in below investment-grade debt investments. He also served as Chief Audit Executive of IDT Corporation from 2003 until 2006. Before joining IDT, Mr. Levinson held positions at Prudential Securities, Bear Stearns, Dai-Ichi Kangyo Bank, The Chase Manhattan Bank, and Price Waterhouse. Mr. Levinson received an MBA in Financial Management from Pace University and a BA in Accounting and Economics from City University of New York – Queens College.

(1)The business address of each of our officers is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
Each officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Code of Conduct and Code of Ethics
We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Board has adopted a Code of Business Conduct and Ethics, which is posted on the Company’s website at www.tpvg.com. The Code of Business Conduct and Ethics applies to all of the Company’s directors and officers. We intend to disclose any substantive amendments to, or waivers from, our Code of Business Conduct and Ethics within four business days of the waiver or amendment through a posting on our website.
As required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), we and our Adviser have adopted a Joint Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of our Adviser with respect to their personal investments and investment transactions. The Joint Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or are held by us. The Joint Code of Ethics is posted on the Company’s website at www.tpvg.com.
Insider Trading Policy
In addition, the Company and the Adviser have adopted Insider Trading Policies and Procedures (the “Insider Trading Policy”), which, among other things, govern the purchase, sale, and/or other disposition of the Company’s securities by the Company’s directors and officers, and which the Company believes are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.
Among other things, the Insider Trading Policy prohibits any of our directors and officers (and members of their immediate families and households and their controlled entities) who is aware of material non-public information relating to the Company from, directly, or indirectly through family members or other persons or entities: (1) engaging in transactions in our securities (except in limited circumstances as set forth in the Insider Trading Policy, such as pursuant to a trading plan established under Exchange Act Rule 10b5-1), (2) recommending that others engage in transactions in our securities, (3) disclosing the material non-public information to persons within the Company or the Adviser whose jobs do not require them to have that information, or outside the Company or the Adviser to other persons (other than under certain limited circumstances set forth in the Insider Trading Policy), or (4) assisting anyone transacting on the basis of material non-public information.
In addition, under the Insider Trading Policy, our directors and officers (and members of their immediate families and households and their controlled entities) may not engage in any transaction in our securities without first obtaining pre-clearance of the transaction from the Company’s Chief Compliance Officer. The Insider Trading Policy also includes provisions regarding quarterly and event-specific blackout periods, during which our directors and officers (and members of their immediate families and households and their controlled entities) will not be pre-cleared under the Insider Trading Policy to transact in our securities, subject to certain limited exceptions with respect to quarterly blackout periods.
Our directors and officers are also prohibited under the Insider Trading Policy from engaging in the following transactions in the Company’s securities: (i) short-term trading (i.e., effectuating opposite-way trades in the same class of security within six months of each other); (ii) short sales; (iii) buying or selling puts or calls or other derivative securities on the Company’s securities; (iv) holding Company securities in a margin account or pledging the Company’s securities as collateral for a loan, subject to certain exceptions upon pre-approval from the Chief Compliance Officer; and (v) entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities. The Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation of Directors
The Independent Directors receive an annual fee, fees for meetings attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings in person. For the year ended December 31, 2024, each of the Independent Directors received an annual fee of $80,000, $2,500 for each Board meeting attended in person, $1,500 for each Board meeting attended virtually, $1,000 for each committee meeting attended in person and $500 for each committee meeting attended virtually. For the year ended December 31, 2024, the chair of the Audit Committee received an additional annual fee of $10,000, the chairs of each of the NCG Committee, Valuation Committee, and Compensation Committee received an additional annual fee of $5,000 and the Lead Independent Director received an additional annual fee of $15,000 (pro-rated for the portion of the year in which they served in such capacity). The following table shows information regarding the compensation earned by our directors for the year ended December 31, 2024. No direct compensation is paid by us to any Interested Director or executive officer of the Company.

Name	Aggregate Compensation from TriplePoint Venture Growth BDC Corp.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from TriplePoint Venture Growth BDC Corp. Paid to Director(1)
Independent Directors
Gilbert E. Ahye	$119,500	$—	$119,500
Steven P. Bird	$113,250	$—	$113,250
Stephen A. Cassani	$109,500	$—	$109,500
Cynthia M. Fornelli	$104,500	$—	$104,500
Katherine J. Park	$104,000	$—	$104,000
Kimberley H. Vogel	$104,500	$—	$104,500
Interested Directors
James P. Labe	$—	$—	$—
Sajal K. Srivastava	$—	$—	$—
(1)For a description of the Independent Directors’ compensation, see above.
(2)We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.
We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
Compensation of Executive Officers
None of our officers receives direct compensation from us. However, Mr. Labe and Mr. Srivastava, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. In addition, the Company is responsible for expenses incurred by the Administrator in connection with administering the Company’s business, including making payments to the Administrator based upon the Company’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staffs.
Compensation Committee Interlocks and Insider Participation
No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2024 between any member of the Board or the Compensation Committee and an executive officer of the Company.
Timing of Grants of Options
The Company did not grant awards of stock options, stock appreciation rights or similar option-like instruments during the fiscal year ended December 31, 2024. Accordingly, we have nothing to report under Item 402(x) of Regulation S-K.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Related Party Transactions
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits officers and directors of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the NCG Committee and are publicly disclosed as required by applicable laws and regulations. In addition, the members of the Audit Committee oversee, on an ongoing basis, and conduct a prior review of all transactions between the Company and related persons (as defined in Item 404 of Regulation S-K) that are required to be disclosed in the Company’s proxy statement.
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company's ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
Policies and Procedures for Managing Conflicts; Co-investment Opportunities
Certain members of our Adviser’s senior investment team and its Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the Adviser or any of its affiliates with similar investment objectives. Similarly, TPC or the Adviser has and may have other clients with similar, different or competing investment objectives.
The Adviser and its affiliates also manage, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in companies and investments similar to those in our investment portfolio. Although we were formed to expand the venture growth stage business segment of TPC’s investment platform, subject to the Adviser’s allocation policy and applicable law, other vehicles sponsored or managed by our Adviser’s senior investment team, including TPVC, also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser’s senior investment team and the Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by them, including TPVC, with similar or overlapping investment objectives. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment will be apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Co-investment opportunities will be allocated amongst us, TPC and/or investment funds, accounts and vehicles managed by the Adviser or its affiliates, including TPVC: (1) consistent with both the Adviser’s allocation policies and procedures and the conditions of the Exemptive Order, as applicable; and (2) in a manner reasonably designed to ensure that investment opportunities are allocated fairly and equitably over time. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including, without limitation, differing investment objectives, amount of capital available for each potential investing entity, diversification considerations, regulatory restrictions, the terms of financing arrangements for each fund or vehicle and the terms of our governing documents or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.
We co-invest from time to time and intend to continue making co-investments, with TPC and/or investment funds, accounts and vehicles managed by TPC or its affiliates, including TPVC, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with TPC and/or such investment funds, accounts and vehicles where the only term that is negotiated is price. However, on March 28, 2018, we, TPC and our Adviser received the Exemptive Order from the SEC, which permits greater flexibility to negotiate the terms of co-investments with TPC and/or investment funds, accounts and investment vehicles managed by TPC or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

Investment Advisory Agreement
We have entered into the Advisory Agreement with our Adviser pursuant to which we pay the Adviser a base management fee and incentive fee in exchange for the Adviser’s services relating to sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence on our investments and monitoring our investment portfolio on an ongoing basis. Our Board initially approved the Advisory Agreement at an in-person meeting in November 2013, and the Company entered into the Advisory Agreement in February 2014. Our Board most recently determined to re-approve the Advisory Agreement at a meeting held on October 30, 2024. Mr. Labe and Mr. Srivastava, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. Under the Advisory Agreement, a portion of the incentive fee is based on income that we have not yet received in cash. This fee structure may create an incentive for the Adviser to make certain types of investments. Additionally, we rely on investment professionals from the Adviser to assist our Board with the valuation of our portfolio investments. While our valuation policy has procedures in place to mitigate any potential conflicts, the Adviser’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of the Adviser are involved in the valuation process of our portfolio investments. For the fiscal year ended December 31, 2024, the Adviser earned a base management fee of $15.0 million and did not earn an incentive fee. Our Adviser is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
Administration Agreement
Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Board most recently determined to re-approve the Administration Agreement at a meeting held on October 30, 2024. Under the Administration Agreement, our Administrator performs, or oversees or arranges for the performance of, our required administrative services, which include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our Administrator also provides significant managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance. In full consideration of the provision of the services of our Administrator, we reimburse our Administrator for the costs and expenses incurred by our Administrator in performing its obligations and providing personnel and facilities under the Administration Agreement. Payments under the Administration Agreement are equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.
The Adviser is the sole member of and controls the Administrator. For the fiscal year ended December 31, 2024, the Company reimbursed the Administrator $2.4 million for the services described above. Our Administrator is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
Staffing Agreement
The Adviser is an affiliate of TPC, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Mr. Labe and Mr. Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. Our Adviser takes advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of TPC’s senior investment team. The Staffing Agreement may be terminated by either party with 60 days’ prior written notice.
License Agreement
We have also entered into a license agreement (the “License Agreement”) with TPC under which TPC has granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. Under the License Agreement, we have a right to use the “TriplePoint” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TriplePoint” name.
Securities Purchase Agreement
In October 2017, we entered into a securities purchase agreement (the “Management Securities Purchase Agreement”) with Mr. Labe, Mr. Srivastava, and our then-serving Chief Financial Officer, pursuant to which we sold to such individuals an aggregate of 73,855 shares of our common stock in October 2017 in a private offering exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D thereunder (the “Management Shares”).

Pursuant to the terms of the Management Securities Purchase Agreement, Mr. Labe and Mr. Srivastava hold certain registration rights and the related right to participate in future equity offerings conducted by us. Specifically, they have the right to sell up to one-third of the total number of the Management Shares then held by them, in the aggregate, in any underwritten offering initiated by us. Additionally, they have the right to cause us to file a shelf registration statement covering Management Shares to be sold by them.
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised solely of Independent Directors, has selected Deloitte to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. This selection is presented for ratification by the Stockholders. It is expected that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Company does not know of any direct or indirect financial interest of Deloitte in the Company.
Principal Accountant Fees and Services
The following aggregate fees of Deloitte, the Company’s independent registered accounting firm for the fiscal years ended December 31, 2024 and 2023, were billed to the Company for work attributable to audit, tax and other services provided to the Company for such fiscal years.

	2024	2023
Audit Fees	$1,011,000	$938,667
Audit-Related Fees	—	—
Tax Fees	43,328	43,050
All Other Fees	—	—
Total	$1,054,328	$981,717
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and reviews of our interim financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings. Of the audit fees billed for the years ended December 31, 2024 and 2023, $66,000 and $74,750, respectively, related to registration statement and prospectus filings.
Audit-Related Fees
Audit-related services would consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
Tax Fees
Tax fees consist of fees billed for professional services for tax compliance and filings. These services include assistance regarding federal, state, and local tax compliance and filings.
All Other Fees
Other fees would include fees billed for products and services other than the services reported above.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence. Although there were no other fees incurred in the fiscal years ended December 31, 2024 and 2023, if any of these would have been incurred, they would have been approved by the Audit Committee.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

AUDIT COMMITTEE REPORT1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2024.
Audit Firm Selection/Ratification
The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s registered independent auditors.
At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP (“Deloitte”) has been the Company’s independent registered public accounting firm since the Company’s inception.
When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partner and considered, among other factors:
•the professional qualifications of Deloitte and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•Deloitte’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte’s communications with the Audit Committee related thereto;
•senior management’s assessment of Deloitte’s performance;
•the appropriateness of Deloitte’s fees relative to both efficiency and audit quality;
•Deloitte’s independence policies and processes for maintaining its independence;
•reports of the Public Company Accounting Oversight Board (“PCAOB”) on Deloitte;
•Deloitte’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•Deloitte’s demonstrated professional integrity and objectivity; and
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2024 with management and Deloitte, with and without management present. The Audit Committee included in its review results of Deloitte’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has discussed with Deloitte its independence from management and the Company, as well as the matters in the written disclosures received from Deloitte as required by the applicable requirements of the PCAOB. The Audit Committee received a letter from Deloitte confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Deloitte for the fiscal year ended December 31, 2024. The Audit Committee discussed and reviewed with Deloitte the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Deloitte’s audits and all fees paid to Deloitte during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte for the Company. The Audit Committee has reviewed and considered the compatibility of Deloitte’s performance of non-audit services with the maintenance of Deloitte’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

The Audit Committee
Kimberley H. Vogel, Chair	Cynthia M. Fornelli
Steven P. Bird	Katherine J. Park
Stephen A. Cassani	Gilbert E. Ahye

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.
ANNUAL AND QUARTERLY REPORTS
Along with this Proxy Statement, the Company will make available to each stockholder a copy of its 2024 Annual Report required to be filed with the SEC for the year ended December 31, 2024.
Copies of these documents, including our 2024 Annual Report and any quarterly reports on Form 10-Q and current reports on Form 8-K, are available at our website at www.tpvg.com. Stockholders may also request printed copies of such materials (without exhibits, unless otherwise requested), without charge, by calling us at (650) 854-2090. You may also direct your request to TriplePoint Venture Growth BDC Corp., Attention: Investor Relations, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. Copies of such reports are also available free of charge on the SEC’s website at www.sec.gov.
DELIVERY OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record.
You can notify us by calling (650) 854-2090 or by writing to us at TriplePoint Venture Growth BDC Corp., Attention: Corporate Secretary, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2024 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.
SUBMISSION OF STOCKHOLDER PROPOSALS
We currently expect that the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) will be held in April 2026, but the exact date, time and location of such meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for the 2026 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive office no later than November 7, 2025, and that such proposal complies with all applicable requirements of Rule 14a-8.
In addition, any stockholder who intends to propose a nominee to the Board or propose any other business to be considered by the stockholders at the 2026 Annual Meeting (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws, a copy of which is on file with the SEC, and may be obtained from our Corporate Secretary upon request. Any such proposals must be sent to our Corporate Secretary, c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
The advance notice provisions of our Bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the stockholders at the 2026 Annual Meeting must be made in writing and submitted to our Corporate Secretary at the address above no earlier than October 8, 2025 and no later than 5:00 pm Eastern Time, on November 7, 2025 and must otherwise be a proper matter for action by the stockholders. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including but not limited to the different notice submission date requirements in the event that the date of the 2026 Annual Meeting is before March 31, 2026 or after May 30, 2026. Any such stockholder proposals must comply with all applicable requirements of our Bylaws, including supporting documentation and other information.
Proxies solicited by the Company will confer discretionary voting authority with respect to any stockholder proposals submitted pursuant to the advance notice provisions of our Bylaws, subject to SEC rules governing the exercise of this authority.

The above procedures and requirements are only a summary of the provisions in our Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to our Bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of our Bylaws and other applicable requirements.
COMMUNICATIONS WITH THE BOARD
Any matter intended for the Board, or for any individual member of the Board, should be directed to our Corporate Secretary at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Steven M. Levinson
TriplePoint Venture Growth BDC Corp.
Chief Compliance Officer
2755 Sand Hill Road, Suite 150
Menlo Park, CA 94025
The Audit Committee Members may be contacted at:
Gilbert E. Ahye, Steven P. Bird, Stephen A. Cassani, Cynthia M. Fornelli, Katherine J. Park and/or Kimberley H. Vogel
TriplePoint Venture Growth BDC Corp.
Audit Committee Member(s)
2755 Sand Hill Road, Suite 150
Menlo Park, CA 94025
You are cordially invited to attend our Annual Meeting virtually via live webcast. Whether or not you plan to attend the Annual Meeting via the live webcast, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope, or authorize a proxy to vote your shares via the Internet or telephone, so that you may be represented at the Annual Meeting.
Even if you plan to attend the meeting electronically via the live webcast, we urge you to complete, date, sign and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible.
                                By Order of the Board of Directors,

                                /s/ Sajal K. Srivastava
                                Sajal K. Srivastava
                                Secretary
Menlo Park, California
March 7, 2025

PRIVACY NOTICE
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. This Privacy Notice (“Notice”) is provided to help you understand what personal information we collect, how we use that personal information, how we protect that personal information and why, in certain cases, we may share such personal information with select other parties. This Notice also applies to our former stockholders.
Categories of Information We May Collect
In the normal course of business, we may collect the following types of nonpublic personal information:
•Identifiers / Financial Information: Information you provide in the subscription documents and other forms (including name, address, income, and other financial-related information)
•Commercial Information: Data about your transactions with us (such as the types of investments you have made and your account status)
How We Use Your Information That We Collect
We use the nonpublic personal information to administer our services.
Disclosures of Nonpublic Personal Information
We generally do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted or required by law or as necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
Confidentiality and Security
We restrict access to nonpublic personal information about our stockholders to those employees with a legitimate business need to know the information in order to provide our products or services. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders and we will only retain personal information until the initial purpose for which it was collected has been satisfied.
Inquiries about this Notice
For questions about this Notice, please contact the Company’s Investor Relations Department at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

TRIPLEPOINT VENTURE GROWTH BDC CORP.
2755 SAND HILL ROAD, SUITE 150
MENLO FARK, CA 94025

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TPVG2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61817-P25489

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

Nominees:	**For**	**Withhold**
1a. Gilbert E. Ahye	☐	☐
1b. Steven P. Bird	☐	☐
1c. Kimberley H. Vogel	☐	☐

NOTE: In their discretion, the proxyholders will vote on such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxies previously given with respect to the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Notice and Proxy Statement, Form 10-K and any other proxy materials are available at www.proxyvote.com

V61818-P25489

TRIPLEPOINT VENTURE GROWTH BDC CORP.
Annual Meeting of Stockholders
April 30, 2025 10:30 A.M., Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of TriplePoint Venture Growth BDC Corp. (the "Company") acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and hereby appoint(s) and authorize(s) James P. Labe and Sajal K. Srivastava, and each of them, and each with full power of substitution and re-substitution, to act as proxies for the undersigned to represent and vote, as designated on the reverse side of this ballot, all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/TPVG2025 on April 30, 2025 at 10:30 A.M., Pacific Time, and at all postponements or adjournments thereof. The undersigned hereby revoke(s) any proxy heretofore given with respect to such meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "How to Participate in the Annual Meeting."

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR each of the nominees named in Proposal 1, FOR Proposal 2 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to SEC rules.

Please mark, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

Continued and to be signed on the reverse side